UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2007

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 amends and restates in its entirety Item 9.01 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2007 in order to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of Community Banks, Inc., a Pennsylvania corporation (“Community”).

This Amendment No. 1 also contains additional disclosure under Item 8.01 of Form 8-K.

Item 8.01.	Other Events.

The unaudited pro forma condensed consolidated statements of income referenced in Item 9.01 (b) below do not reflect the fact that Susquehanna Bancshares, Inc. (“Susquehanna”) expects to record an additional provision for loan and lease losses in the fourth quarter of 2007, as discussed in more detail in the following paragraphs. Determining the level of the allowance for possible loan and lease losses at any given point in time is difficult, particularly during uncertain economic periods. Susquehanna makes estimates using assumptions and information that are often subjective and changing rapidly. The review of the loan and lease portfolios is a continuing event in light of a changing economy and the dynamics of the banking and regulatory environment.

In conjunction with this continuing evaluation and with respect to the Community acquisition, Susquehanna expects to record a $11.1 million additional provision for loan and lease losses in the fourth quarter of 2007. This additional provision represents the current estimated impact of applying Susquehanna’s loan and lease loss reserve assessment process to Community’s loan portfolio which includes such factors as risk ratings, migration analysis, loss history and current economic conditions. For a further discussion about the methodology that Susquehanna uses to determine the allowance for loan and lease losses, please see page 77 of Susquehanna’s Form 10-K for the year ended December 31, 2006.

In the opinion of Susquehanna, the allowance for loan and lease losses with the $11.1 million additional provision is adequate to meet probable loan and lease losses at the given time. There can be no assurance, however, that Susquehanna will not sustain losses in future periods that could be greater than the size of the allowance after the additional provision is made.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Community for the years ended December 31, 2006 and December 31, 2005 are attached hereto as Exhibit 99.1. The unaudited interim consolidated balance sheet of Community and its subsidiaries as of September 30, 2007 and the unaudited interim consolidated statements of income and cash flows of Community and its subsidiaries for the nine month periods ended September 30, 2007 and September 30, 2006 are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of income of Susquehanna and Community for the fiscal year ended December 31, 2006 and the nine month period ended September 30, 2007 and the unaudited pro forma condensed consolidated balance sheet of Susquehanna and Community as of September 30, 2007 are attached hereto as Exhibit 99.3.

(d)	Exhibits

Exhibit No.	Description
99.1	Financial Statements of Community for the years ended December 31, 2006 and December 31, 2005, as excerpted from pages 58 to 90 of the Annual Report on Form 10-K of Community for the year ended December 31, 2006. (Incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of Susquehanna, filed with the Securities and Exchange Commission on November 6, 2007.)

99.2	Financial Statements of Community for the quarter ended September 30, 2007, as excerpted from pages 3 to 13 of the Quarterly Report on Form 10-Q of Community for such period.

99.3	The unaudited pro forma condensed consolidated statements of income of Susquehanna and Community for the fiscal year ended December 31, 2006 and the nine month period ended September 30, 2007 and the unaudited pro forma condensed consolidated balance sheet of Susquehanna and Community as of September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ DREW K. HOSTETTER
Drew K. Hostetter
Executive Vice President & CFO

Dated: November 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Financial Statements of Community for the years ended December 31, 2006 and December 31, 2005, as excerpted from pages 58 to 90 of the Annual Report on Form 10-K of Community for the year ended December 31, 2006. (Incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of Susquehanna, filed with the Securities and Exchange Commission on November 6, 2007.)

99.2	Financial Statements of Community for the quarter ended September 30, 2007, as excerpted from pages 3 to 13 of the Quarterly Report on Form 10-Q of Community for such period.

99.3	The unaudited pro forma condensed consolidated statements of income of Susquehanna and Community for the fiscal year ended December 31, 2006 and the nine month period ended September 30, 2007 and the unaudited pro forma condensed consolidated balance sheet of Susquehanna and Community as of September 30, 2007.